Oct. 02, 2017

John Hancock Investment Trust

Supplement dated October 1, 2017, to the current Class R6 Prospectus (the "Prospectus")

John Hancock Small Cap Core Fund (the fund)

Effective October 1, 2017, the Annual fund operating expenses table and the Expense example table in the "Fund summary" section are revised and restated as follows:

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	R6
Management fee [1]	0.87
Other expenses[2]	0.14
Acquired fund fees and expenses[3]	0.00
Total annual fund operating expenses	1.01
[1] "Management fee" has been restated to reflect the contractual management fee schedule effective October 1, 2017.
[2] "Other expenses," such as expected transfer agency expenses, have been estimated for the first year of operations of the fund's Class R6 shares.
[3] "Acquired fund fees and expenses" for the fund have been restated to reflect an amendment to the fund's "Non-Fundamental Investment Restrictions" effective October 1, 2017 to prohibit the fund from investing in business development companies ("BDCs"). In meeting its investment restrictions, the fund does not currently incur any acquired fund fees or expenses.

Expense example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. Please see below a hypothetical example showing the expenses of a $10,000 investment for the time periods indicated and then assuming you sell all of your shares at the end of those periods. The example assumes a 5% average annual return and that fund expenses will not change over the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Expenses ($)	R6
1 year	103
3 years	322
5 years	558
10 years	1,236